                            AMENDMENT AGREEMENT NO. 4
                          dated as of December 31, 1996

                                 to that certain

                        $115,000,000 REVOLVING CREDIT AND
                               TERM LOAN AGREEMENT


         This AMENDMENT AGREEMENT NO. 4 (this "Amendment"), dated as of December 31, 1996, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH ("GmbH"), ANDERTON INTERNATIONAL LIMITED (formerly known as TTUK Acquisition Co. Limited) ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), the other lending institutions listed on Schedule 1 (the "Banks") and
Schedule 2 (the "Term B Lenders") to the Credit Agreement (as defined below), THE FIRST NATIONAL BANK OF BOSTON, acting through its London Branch and its Frankfurt Branch, as fronting bank (in such capacity, the "Fronting Bank"), THE FIRST NATIONAL BANK OF BOSTON, as issuing bank (in such capacity, the "Issuing Bank", and together with the Banks, the Term B Lenders and the Fronting Bank, the "Lenders") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (in such capacity, the "Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of June 30, 1995, as amended by Amendment Agreement No. 1 dated as of August 29, 1995, Consent and Amendment Agreement No. 2 dated as of October 27, 1995, and Amendment Agreement No. 3 as of March 29, 1996 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrowers have proposed reallocating the availability of the respective borrowing facilities provided for in the Credit Agreement by increasing the maximum amount of Sterling Facility Loans available by the Sterling Equivalent of $3,400,000, to an aggregate amount of the Sterling Equivalent of $6,400,000, and by correspondingly decreasing the maximum amount of Revolving Credit Loans available by $3,400,000;

         WHEREAS, the Borrowers have requested certain other amendments to the Credit Agreement and upon the terms and conditions hereinafter set forth, the Agent and the Lenders have agreed to such amendments;

         WHEREAS, the Lenders, the Agent and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 6 of this Amendment) as follows:

         (a) Section 1.1 of the Credit Agreement is corrected by deleting the words "the most recent such balance sheet" from the seventh line of the definition of "Consolidated Current Assets".

         (b) Section 1.1 of the Credit Agreement is further amended by including at the end of the definition of "Consolidated Excess Cash Flow" the following:

                  "plus (v) to the extent not otherwise deducted from Consolidated EBITDA in the calculation of Consolidated Operating Cash Flow for such period, an amount equal to the costs (including amounts payable as purchase price and fees and expenses of professional advisers) actually incurred by TransTechnology and its Subsidiaries during such fiscal period with respect to any acquisition by TransTechnology or any of its Subsidiaries of the stock of any corporation or of assets which constitute all or a substantial part of a business or division, which acquisition has been approved prior to the completion thereof by the Agent and the Lenders in writing in accordance with the provisions of this Agreement."

         (c) Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Earnings Before Interest and Taxes" in its entirety and substituting therefor the following:

                  "Earnings Before Interest and Taxes. The consolidated earnings (or loss) from the operations of TransTechnology and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom all non-recurring items of income (or loss) resulting from the discontinuation of operations to the extent that all assets characterized as belonging to or being employed in such operations are also excluded from Consolidated Current Assets pursuant to the definition thereof."

         (d) Section 1.1 of the Credit Agreement is further amended by deleting clause (x) from the definition of "Eligible Accounts Receivable" and substituting therefor the following new clause (x):

         "(x) that are not due from an account debtor located in a jurisdiction outside of the United States and Canada which the Agent shall have notified to the Borrowers as a jurisdiction from which accounts receivable would not be acceptable for inclusion as Eligible Accounts Receivable;"

         (e) Section 3.3 of the Credit Agreement is amended by deleting the amount of "$3,000,000" and substituting therefor the amount of "$6,400,000".

         (f) Section 3.4 of the Credit Agreement is amended by deleting the amount of "$3,000,000" and substituting therefor the amount of "$6,400,000".

         (g) Section 3.4 of the Credit Agreement is further amended by deleting the amount of "$11,000,000" and substituting therefor the amount of "$14,400,000".

         (h) The Credit Agreement is further amended by deleting Schedule 1 thereto in its entirety and substituting therefor the Schedule 1 attached hereto as Exhibit A.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 2.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Agent (a) this Amendment executed and delivered by each of the Borrowers and the Guarantors; (b) the legal opinion of Eversheds, solicitors for TransTechnology and Anderton International Limited, addressed to the Lenders and the Agent, and satisfactory in form and substance to the Agent's counsel; and
(C) the legal opinion of Gerald C. Harvey, Esq., general counsel for TransTechnology, addressed to the Lenders and the Agent, dated as of the Effective Date (as defined in Section 6 of this Amendment), and satisfactory in form and substance to the Agent's counsel.

         SECTION 2.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 2.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

         SECTION 2.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) The representations and warranties of such Borrower contained in the Credit Agreement and the other Loan Documents to which it is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of such Borrower most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby; (I) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

         (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (I) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         SECTION 4. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 6. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section2 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "Effective Date").

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 4 as a sealed instrument as of the date first set forth above.

                                     TRANSTECHNOLOGY CORPORATION


                                     By:       /s/Chandler J. Moisen
                                          --------------------------------------
                                          Name:    Chandler J. Moisen
                                          Title:   Senior Vice President, Chief
                                                   Financial Officer & Treasurer






                                     TRANSTECHNOLOGY SEEGER-ORBIS
                                     GMBH


                                     By:       /s/Ulf Lennart Jemsby
                                          --------------------------------------
                                          Name:     Ulf Lennart Jemsby
                                          Title:    Managing Director






                                     ANDERTON INTERNATIONAL LIMITED


                                     By:                 /s/Ulf Lennart Jemsby
                                          --------------------------------------
                                          Name:     Ulf Lennart Jemsby
                                          Title:    Director



                                     By:       /s/Michael J. Berthelot
                                          --------------------------------------
                                          Name:     Michael J. Berthelot
                                          Title:    Director

                                           THE FIRST NATIONAL BANK OF BOSTON,
                                           individually and as Agent, Issuing
                                           Bank and Fronting Bank



                                           By: /s/Maura Wadlinger
                                               --------------------------
                                               Name:     Maura Wadlinger
                                               Title:    Vice President





                                           NATIONAL BANK OF CANADA, individually
                                           and as Co-Agent



                                           By: /s/Jack Jankovic
                                               --------------------------
                                               Name:     Jack Jankovic
                                               Title:    Vice President





                                           BHF-BANK AKTIENGESELLSCHAFT



                                           By: /s/Perry Forman
                                               --------------------------
                                               Name:     Perry Forman
                                               Title:    Vice President



                                           By: /s/Linda Pace
                                               --------------------------
                                               Name:     Linda Pace
                                               Title:    A. V. P.

                               DRESDNER BANK AG, NEW YORK
                               BRANCH AND GRAND CAYMAN BRANCH



                              By:       /s/Andrew K. Mittag
                                   --------------------------------
                                   Name:      Andrew K. Mittag
                                   Title:     Vice President



                              By:       /s/Nicholas Kalogeropoulos
                                   ---------------------------------
                                   Name:     Nicholas Kalogeropoulos
                                   Title:    Assistant Treasurer





                              THE FIRST NATIONAL BANK OF
                              CHICAGO



                              By:       /s/Amy L. Golz
                                   ---------------------------------
                                   Name:     Amy L. Golz
                                   Title:    AVP.





                              SUMMIT BANK



                              By:       /s/Lawrence F. Zema
                                   ---------------------------------
                                   Name:     Lawrence F. Zema
                                   Title:    Vice President & Regional Manager
                                             Large Corporate Group
                                             Summit Bank

                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research as
                                     Investment Advisor



                                     By:        /s/Scott H. Page
                                                --------------------------
                                          Name:     Scott H. Page
                                          Title:    Vice President




                                     MERRILL LYNCH SENIOR FLOATING
                                     FUND RATE, INC.



                                     By:        /s/Anthony R. Clemente
                                                --------------------------
                                          Name:     Anthony R. Clemente
                                          Title:    Authorized Signatory

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Agent under the Credit Agreement as amended hereby.


                                   TRANSTECHNOLOGY ACQUISITION
                                   CORPORATION


                                   By:       /s/Gerald C. Harvey
                                             -------------------------------
                                        Name:     Gerald C. Harvey
                                        Title:    Vice President & Secretary


                                   PALNUT FASTENERS, INC.


                                   By:       /s/Gerald C. Harvey
                                             -------------------------------
                                        Name:     Gerald C. Harvey
                                        Title:    Vice President & Secretary



                                   INDUSTRIAL RETAINING RING COMPANY


                                   By:       /s/Gerald C. Harvey
                                             -------------------------------
                                        Name:     Gerald C. Harvey
                                        Title:    Vice President & Secretary



                                   RETAINERS, INC.


                                   By:       /s/Gerald C. Harvey
                                             -------------------------------
                                        Name:     Gerald C. Harvey
                                        Title:    Vice President & Secretary

                                    RANCHO TRANSTECHNOLOGY
                                    CORPORATION


                                    By:       /s/Gerald C. Harvey
                                         -----------------------------------
                                         Name:     Gerald C. Harvey
                                         Title:    Vice President & Secretary


                                    TRANSTECHNOLOGY SYSTEMS &
                                    SERVICES, INC.


                                    By:       /s/Gerald C. Harvey
                                         -----------------------------------
                                         Name:     Gerald C. Harvey
                                         Title:    Vice President & Secretary


                                    ELECTRONIC CONNECTIONS AND
                                    ASSEMBLIES, INC.


                                    By:       /s/Gerald C. Harvey
                                         -----------------------------------
                                         Name:     Gerald C. Harvey
                                         Title:    Vice President & Secretary


                                    SSP INDUSTRIES


                                    By:       /s/Gerald C. Harvey
                                         -----------------------------------
                                         Name:     Gerald C. Harvey
                                         Title:    Vice President & Secretary


                                    SSP INTERNATIONAL SALES, INC.


                                    By:       /s/Gerald C. Harvey
                                         -----------------------------------
                                         Name:     Gerald C. Harvey
                                         Title:    Vice President & Secretary

                                  TRANSTECHNOLOGY SEEGER INC.



                                  By:       /s/Gerald C. Harvey
                                            -------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary



                                  SEEGER INC.



                                  By:       /s/Gerald C. Harvey
                                            -------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary

The Guarantors under and as defined in the English Guarantees hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guarantee of the Obligations referred to in the English Guarantees, as such English Guarantees may be amended in connection with this Amendment.



                                        ANDERTON INTERNATIONAL
                                        LIMITED



                                        By:       /s/Robert Wieremiej
                                             ---------------------------------
                                             Name:     Robert Wieremiej
                                             Title:    Director



                                        By:      /s/Michael J. Berthelot
                                             ---------------------------------
                                             Name:     Michael J. Berthelot
                                             Title:    Director



                                        ANDERTON (PREDECESSORS) LIMITED




                                        By:      /s/Ulf Jemsby
                                             ---------------------------------
                                             Name:     Ulf Jemsby
                                             Title:    Managing Director



                                        By:      /s/Robert Wieremiej
                                             ---------------------------------
                                             Name:     Robert Wieremiej
                                             Title:    Director

                                   SCHEDULE 1                          EXHIBIT A


                                    THE BANKS

Bank                           Address of Lending Office            Revolving Credit and       $30,000,000        $3,600,000
                               (Domestic and Eurodollar)            Term A Commitment          Revolver           Revolver
                                                                    Percentage                 (US)               (Germany)
----------------------------------------------------------------------------------------------------------------------------
The First National Bank of     100 Federal Street                   24.166667%                 7,250,000.10       870,000.01
Boston                         Boston, MA  02110
                               Fax No:  (+1) 617-434-6685
----------------------------------------------------------------------------------------------------------------------------

National Bank of               One Cleveland Center                 22.222222%                 6,666,666.60       799,999.99
   Canada                      1375 East 9th Street, Suite 2430
                               Cleveland, OH  44114
                               Fax No:  (216) 574-9236
----------------------------------------------------------------------------------------------------------------------------

BHF-Bank AG                    590 Madison Avenue                   15%                        4,500,000.00       540,000.00
                               New York, NY  10022-2540
                               Fax No:  (212) 756-5911

----------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG               75 Wall Street                       13.611111%                 4,083,333.30       490,000.00
New York Branch                New York, NY  10005
and                            Fax No:  (212) 574-0129
Grand Cayman Branch
----------------------------------------------------------------------------------------------------------------------------
The First National             153 West 51st Street                 15%                        4,500,000.00       540,000.00
Bank of Chicago                Mail Suite 4000
                               New York, NY  10019
                               Fax No: (212)-373-1388
----------------------------------------------------------------------------------------------------------------------------
Summit Bank                    750 Walnut Avenue                    10%                        3,000,000.00       360,000.00
                               Cranford, NJ  07016
                               Fax No: (908)- 709-6433
----------------------------------------------------------------------------------------------------------------------------


Bank                          $6,400,000        $30,000,000        $8,000,000        $12,000,000
                              Revolver          Term A             Term A            Term A
                              (UK)              (US)               (UK)              (Germany)
-------------------------------------------------------------------------------------------------
The First National Bank of    1,546,666.69      7,250,000.10       1,933,333.36      2,900,000.04
Boston
-------------------------------------------------------------------------------------------------


National Bank of              1,422,222.21      6,666,666.60       1,777,777.76      2,666,666.64
   Canada
-------------------------------------------------------------------------------------------------



BHF-Bank AG                     960,000.00      4,500,000.00       1,200,000.00      1,800,000.00
-------------------------------------------------------------------------------------------------



Dresdner Bank AG                871,111.10      4,083,333.30       1,088,888.88      1,633,333.32
New York Branch
and
Grand Cayman Branch
-------------------------------------------------------------------------------------------------
The First National              960,000.00      4,500,000.00       1,200,000.00      1,800,000.00
Bank of Chicago
-------------------------------------------------------------------------------------------------


Summit Bank                     640,000.00      3,000,000.00         800,000.00      1,200,000.00
-------------------------------------------------------------------------------------------------